UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

TRANSCODE THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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May 2, 2022
Dear TransCode Stockholder:
I am pleased to invite you to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of TransCode Therapeutics, Inc (the “Company” or “TransCode”). The Annual Meeting will be held on June 22, 2022, at 11:00 a.m., local time, at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210.
We intend to hold our Annual Meeting in person. However, we are actively monitoring the coronavirus (COVID-19) pandemic; we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. Please monitor our annual meeting website at https://ir.transcodetherapeutics.com/annual-meeting. for updated information. If you are planning to attend our Annual Meeting, please check the website one week prior to the meeting date. To ensure that your vote is counted, we encourage you to vote your shares prior to the Annual Meeting.
Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.
At this Annual Meeting, the agenda includes:
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the election of five (5) directors, Robert Michael Dudley, Thomas A. Fitzgerald, Philippe P. Calais, PhD, Erik Manting, PhD, and Magda Marquet, PhD, for one-year terms until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

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the ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

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the transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Under Securities and Exchange Commission, or SEC, rules, the Company is providing access to the proxy materials for the Annual Meeting to stockholders via the Internet at https://ir.transcodetherapeutics.com/annual-meeting. Instructions for accessing the proxy materials and voting are described below and in the Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) previously sent to you by U.S. mail.
Your vote is very important.   Whether or not you plan to attend the meeting, please carefully review the enclosed proxy statement and then cast your vote, regardless of the number of shares you hold.
If you are a stockholder of record, you may vote over the Internet, by email, fax, U.S. mail or, if you request to receive a printed set of the proxy materials, by following the directions on the Notice of Availability. Submitting your vote via the Internet or by email, fax, or proxy card will not affect your right to vote in person if you decide to attend the Annual Meeting and wish to vote then, even if you have already cast a previous vote.
If your shares are held in “street name” (i.e., held on your behalf by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares. You will have the option to cast your vote by telephone or over the Internet if the voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so. In any event, to help ensure that your vote is received in time, please cast your vote by your choice of available means at your earliest convenience.

We hope that you will join us on June 22, 2022. Your investment and continuing interest in TransCode are very much appreciated.
Sincerely,
/s/ R. Michael Dudley

Robert Michael Dudley
Chief Executive Officer

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
Time	11:00 a.m., Eastern Time
Date	June 22, 2022
Place
The offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210.
As part of our precautions relating to COVID-19, we are planning for the possibility that the Annual Meeting may be held virtually (that is, one held by means of remote communication). If we take this step, we will announce the decision to do so in advance, and details on how to participate will be available on our website at https://ir.transcodetherapeutics.com/annual-meeting.

Purpose
To elect Robert Michael Dudley, Thomas A. Fitzgerald, Philippe P. Calais, PhD, Erik Manting, PhD, and Magda Marquet, PhD, as members of the Board of Directors of TransCode Therapeutics, Inc., or our board, to serve until the Company’s 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified;
To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
To transact any other business that may properly come before the meeting or any adjournment thereof.

Record Date	The board has fixed the close of business on April 29, 2022, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.
Meeting Admission	All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. If you attend, you will be asked to present valid picture identification such as a driver’s license or passport. If your TransCode stock is held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and this proxy statement is being forwarded to you by your broker or nominee. As a result, your name does not appear on our list of stockholders. If your stock is held in “street name,” in addition to picture identification, you should bring with you a letter or account statement showing that you were the beneficial owner of the stock on the record date, in order to be admitted to the Annual Meeting.
Voting by Proxy	If you are a stockholder of record, please vote via the Internet or, for shares held in “street name,” please submit the voting instruction form you received from your broker or nominee as soon as possible so your shares can be voted at the Annual Meeting. You may submit your voting instruction form by U.S. mail. If you are a stockholder of record, you may also vote by submitting a proxy card by email, fax or U.S. mail. If your shares are held in “street name,” you will receive instructions from your broker or other nominee explaining how to vote your shares, and you may also have the choice of instructing that recordholder as to the voting of your shares over the Internet or by telephone.

By order of the Board of Directors,
/s/ R. Michael Dudley

Robert Michael Dudley
Chief Executive Officer
Boston, Massachusetts
May 2, 2022
We first made these proxy materials available to stockholders on or about May 2, 2022. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to TransCode Therapeutics, Inc., 6 Liberty Square, #2382 Boston, MA 02109, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are also available on the SEC’s website at www.sec.gov.

Page
PROXY STATEMENT	1
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	5
PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF WITHUMSMITH+BROWN, PC AS TRANSCODE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	9
CORPORATE GOVERNANCE	11
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	23
PRINCIPAL STOCKHOLDERS	24
REPORT OF THE AUDIT COMMITTEE	26
HOUSEHOLDING	27
STOCKHOLDER PROPOSALS	27
OTHER MATTERS	27

i

TRANSCODE THERAPEUTICS, INC.
6 Liberty Square, #2382
Boston, MA 02109
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 22, 2022
This proxy statement contains information about the 2022 Annual Meeting of Stockholders, or the Annual Meeting, of TransCode Therapeutics, Inc., which will be held at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210 on June 22, 2022, at 11:00 a.m. Eastern Time. In this proxy statement, the terms “TransCode Therapeutics,” “TransCode,” “we,” “us,” and “our” refer to TransCode Therapeutics, Inc. The mailing address of our principal executive office is TransCode Therapeutics, Inc., 6 Liberty Square, #2382, Boston, MA 02109.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of the 2022 Annual Meeting of Stockholders. You may revoke your proxy at any time before it is exercised at the Annual Meeting by written notice to that effect to our corporate secretary.
We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2021, available to stockholders on or about May 2, 2022. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, was filed with the SEC on March 31, 2022, and except for exhibits, is available at https://ir.transcodetherapeutics.com/annual-meeting or without charge to any stockholder, by written request to TransCode.
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in July 2021; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders of TransCode Therapeutics, Inc. to be Held on June 22, 2022:
This proxy statement and our 2021 Annual Report to Stockholders are available for viewing, printing and downloading at https://ir.transcodetherapeutics.com/annual-meeting.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to TransCode Therapeutics, Inc., 6 Liberty Square, #2382, Boston, MA 02109, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are also available on the SEC’s website at www.sec.gov.

TRANSCODE THERAPEUTICS, INC
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?
We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about May 5, 2022, we will begin mailing the Notice of Availability. Our proxy materials, including the Notice of the 2022 Annual Meeting of Stockholders, or the Notice of the Annual Meeting, this proxy statement and the accompanying proxy card or, for shares held in “street name” (i.e., held for your account by a broker, bank or other nominee), a voting instruction form, and the 2021 Annual Report to stockholders, or the 2021 Annual Report, will be made available to stockholders on the Internet on or about the same date.
Why did I receive a Notice of Internet Availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite stockholders’ receipt of such materials, will lower our costs, and will reduce the environmental impact of our proxy materials. Therefore, the Notice of Availability was mailed to holders of record and beneficial owners of our common stock starting on or about May 5, 2022. The Notice of Availability provides instructions as to how stockholders may access and review our proxy materials, including the Notice of the 2022 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2021 Annual Report, on the website referred to in the Notice of Availability or, alternatively, how to request that a printed copy of the proxy materials, including a proxy card, be sent by U.S. mail. The Notice of Availability also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by U.S. mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice of Availability and our Notice of the Annual Meeting, and while this proxy statement and our 2021 Annual Report on Form 10-K are available on our website, no other information contained on either website is incorporated by reference in, or considered to be a part of, this proxy statement.
Who is soliciting my vote?
Our board of directors is soliciting your vote for the Annual Meeting.
When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 29, 2022.
How many votes can be cast by all stockholders?
There were 12,977,234 shares of our common stock, par value $0.0001 per share, outstanding on April 29, 2022, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. No shares of our preferred stock were outstanding as of April 29, 2022.
How do I vote?
If you are a stockholder of record, there are several ways for you to vote your shares.
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By Internet.   You may vote at www.vstocktransfer.com/proxy 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically. You will be required to enter the control number provided in the Notice of Availability or the proxy card.

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By Email.   Mark, sign and date your proxy card and email it to vote@vstocktransfer.com.

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By Fax.   Mark, sign and date your proxy card and return it to 646-536-3179.

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By Mail.   If you requested and received a printed copy of the proxy materials, you may vote by U.S. mail by completing, signing and dating the proxy card enclosed with those materials and returning it in the prepaid envelope also enclosed with those materials.

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In Person at the Annual Meeting.   If you attend the Annual Meeting, be sure to bring a form of personal picture identification with you, and you may then deliver your completed proxy card in person, or you may vote by completing a ballot, which will be available at the Annual Meeting.

Votes submitted through the Internet, or by email, fax or U.S. mail must be received by 11:59 p.m. Eastern Time, June 21, 2022.
If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.
If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares of TransCode Therapeutics common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.
If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.
How do I revoke my proxy?
If you are a stockholder of record, you may revoke your proxy by (1) following the instructions on the Notice of Availability and submitting a new vote by Internet, email, fax or U.S. mail using the procedures described in the “How do I Vote?” section above before the applicable deadline, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or by submitting to our corporate secretary another duly executed proxy bearing a later date. Any written notice of revocation or subsequent proxy card must be received by our corporate secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our corporate secretary or sent to our principal executive offices at TransCode Therapeutics, Inc., 6 Liberty Square, #2382, Boston, MA 02109, Attention: Corporate Secretary.
If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.
How is a quorum reached?
Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote at a meeting of our stockholders, present in person or represented by proxy, will constitute a quorum for the transaction of business at such meeting, including the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How is the vote counted?
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for or against such proposal, except where a larger vote is required by law or by our Second Amended and Restated Certificate of Incorporation, as amended, or certificate of incorporation, or by our bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.
If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank or other nominee may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you.
To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the director nominees receiving the most votes will be elected. Shares voting “withheld” have no effect on the election of directors.
Who pays the cost for soliciting proxies?
We are making this solicitation and will pay the entire cost of preparing and distributing the Notice of Availability and our proxy materials and of soliciting votes. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, fax, e-mails, or otherwise.
How may stockholders submit matters for consideration at an annual meeting?
The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.
In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders to be held in 2023 must also satisfy the requirements of SEC Rule 14a-8 under the Exchange Act and be received not later than December 30, 2022. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
How can I know the voting results?
We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our board of directors currently consists of five members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors comprises only one class, and all directors serve until the next annual meeting of the stockholders, or until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal.
Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause upon the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.
Our board of directors has nominated Robert Michael Dudley, Thomas A. Fitzgerald, Philippe P. Calais, PhD, Erik Manting, PhD, and Magda Marquet, PhD, for election at the Annual Meeting. Each of the nominees are currently directors, and each has indicated a willingness to continue to serve as a director, if elected.
Our Nominating and Corporate Governance Committee Policies and Procedures for Director Candidates, or the Director Guidelines, provide that the value of diversity should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. However, we do not have a formal policy concerning the diversity of the board of directors of TransCode Therapeutics, Inc., or the board. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards.
In addition to the information presented below regarding each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our nominating and corporate governance committee considered in determining that he or she should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to TransCode, our board of directors and our stockholders.
Nominees for Election as Directors
The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and their ages as of May 2, 2022.
Name	Positions and Offices Held with the Company	Director Since	Age
Robert Michael Dudley	Chief Executive Officer and Director	2016	72
Thomas A. Fitzgerald	Vice President, Chief Financial Officer and Director	2018	71
Philippe P. Calais, PhD	Director and Chairman of the Board	2018	63
Erik Manting, PhD	Director	2020	50
Magda Marquet, PhD	Director	2021	62
Robert Michael Dudley has served as co-founder, president, chief executive officer and director of TransCode since January 2016. Prior to co-founding TransCode, Mr. Dudley co-founded and was chief executive officer and chairman of Artemes Technologies, Inc., a Boston-based drug delivery technology company that specialized in customized drug delivery systems for injectable medications, from June 2012 to October 2015. Previously, he held executive-level leadership positions with industry leaders in medical devices for imaging, drug delivery, and surgical applications. He has additional experience in the diagnostic industry and with web-based clinical trial applications as well as with patient monitoring and information systems for hospitals. Mr. Dudley began his career as a cancer research associate at Harvard Medical

School, conducting immunology and biochemistry research in the field of tumor-associated blocking factors in breast cancer from April 1973 to December 1975. Mr. Dudley obtained a Bachelor of Science in biological sciences with a concentration in immunology and chemistry from Kent State University in Kent, Ohio. We believe Mr. Dudley is qualified to serve on our board of directors because of the perspective and experience he brings as our chief executive officer, his educational background and his strong scientific knowledge.
Thomas A. Fitzgerald, MBA, has served as vice president, chief financial officer and director of TransCode since July 2018 (initially part-time and substantially full-time since January 2020). From August 2006 to December 2018 (the last 15 months on a half-time basis), he served as chief financial officer of Velico Medical, Inc. Prior to Velico Medical, his experience included serving as founding managing director of the Corporate Finance/Investment Banking unit of SVB Leerink LLC (f/k/a Leerink Swann & Company), a healthcare investment banking firm. Mr. Fitzgerald served in the U.S. Army, including nearly two years as an airborne-qualified infantry officer. He received a Bachelor of Arts in economics with honors from Stanford University and a Masters of Business Administration from the Harvard University Graduate School of Business Administration. We believe Mr. Fitzgerald is qualified to serve on our board of directors because he brings extensive experience as a senior financial executive in the life sciences industry.
Philippe P. Calais, Pharm D, PhD, has served on our board of directors since October 2018 and was elected chairman of the board in January 2021. Dr. Calais has over 35 years of biotech and pharmaceutical industry experience both in North America and Europe, and is the president, chief executive officer and director of MatriSys Bioscience, Inc. He is chairman of the board of directors of Phileas Pharma, Inc., an oligonucleotide company he founded in May 2019. Previously, Dr. Calais served as the president and chief executive officer of Isarna Therapeutics B.V., a developer of oligonucleotide therapeutics in Germany, the Netherlands and the United States from March 2012 to June 2018. Dr. Calais was a director of CohBar, Inc. (Nasdaq: CWBR) from June 2018 to June 2020 and was the company’s interim chief executive officer from December 2019 to May 2020. Prior to Isarna Therapeutics, Dr. Calais was the president and chief executive officer of Univalor, a Canadian technology transfer organization, from April 2011 to February 2012. He has also been an economic advisor to the French Government since 2013. Dr. Calais served as chief executive officer, president and director of Ambrilia Biopharma, Inc. (TSX: AMB) from January 2008 to July 2009. He served as president of global business of Neurochem Inc. from January 2003 to December 2007, focusing on corporate strategic positioning and company deployment. He served as Chairman of the board of Neurochem International, a wholly owned subsidiary of Neurochem Inc. (Nasdaq: NRMX) from March 2003 to December 2007. He was the president of Servier Canada from 2000 to 2002. He held progressively senior management positions at Hoffmann-La Roche, ultimately serving as global strategic business unit head for anti-infectives from 2000 to 2010. He started his career as a member of the international cardiovascular clinical research unit at ICI Pharmaceuticals from 1987 to 1990. He was an independent director at Marina Biotech, Inc. (OTCBB: MRNX) from January 2017 until May 2018, and its lead independent director since October 2017. He served as a board member of Autotelic Inc. from June 2016 to June 2018. He served as director of Canadian research based pharmaceutical companies from 2002 to 2011; the Cité des Biotechs de Laval from February 2002 to February 2012; Cognisense from December 2010 to February 2012 and Medpharmgene from January 2011 to February 2012. Dr. Calais holds a bachelor’s degree in pharmacy and a Doctor of Pharmacy from the Universite Francois-Rabelais in Tours, France. We believe that Dr. Calais is qualified to serve on our board of directors due to his management experience in the pharmaceutical and biotherapeutics industries and his experience as an executive officer and board member of several biotechnology companies.
Erik Manting, PhD, has served on our board of directors since December 2020. Dr. Manting served as managing director and chief executive officer of DCPrime BV (“DCPrime”), an immuno-oncology company based in the Netherlands, from March 2018 until DCPrime’s December 2020 merger with Immunicum AB (“Immunicum”), a listed Swedish biotechnology company. Dr. Manting currently serves as chief executive officer of Immunicum. He has also served as a supervisory board member of Synerkine Pharma BV, a biopharmaceutical company, since March 2019 and as founder of BioEntrepreneur BV, a consulting company, since September 2017. Prior to that, he served as executive director of life sciences and healthcare at Kempen & Co., an investment bank, from October 2012 to September 2017. We believe that Dr. Manting is qualified to serve on our board of directors due to his extensive commercial and managerial experience in banking and as an executive officer and board member of several biotechnology companies.

Magda Marquet, PhD, has served on our board of directors since January 2021. Dr. Marquet is an experienced life sciences entrepreneur who has built, led and commercialized multiple life sciences companies. She has served as co-founder and co-chief executive officer of ALMA Life Sciences LLC, an early-stage healthcare investment firm, since 2013. Dr. Marquet was also a co- founder of AltheaDx, a biotechnology company, serving since 2009. Dr. Marquet previously served as the co-founder and chairman of Althea Technologies, a biotechnology company, from 2009 to 2019 and previously served as its co-president and co-chief executive officer from 1998 to 2009. Prior to starting Althea Technologies, Dr. Marquet held several positions in product development and pharmaceutical development in companies such as Vical and Amylin Pharmaceuticals. She currently serves on the board of directors of Arcturus Therapeutics (Nasdaq: ARCT), AnaptysBio (Nasdaq: ANAB), Immix Biopharma (Nasdaq: IMMX) and several private companies. She also served on the board of Pfenex Inc. (Nasdaq: PFNX) from March 2019 until its acquisition by Ligand Pharmaceuticals in October 2020. In addition, she is the chairperson of the boards of Micronoma, Matrisys Biosciences and ProciseDx. Dr. Marquet holds a PhD in biochemical engineering from INSA/University of Toulouse, France. We believe that Dr. Marquet is qualified to serve on our board of directors due to her significant experience as an executive and director of a number of companies in the life sciences sector and because of her management and clinical expertise.
Vote Required and Board of Directors’ Recommendation
The nominees for director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all the nominees, FOR any one or more of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the that firm for the election of directors. As a result, any shares not voted by you will be treated as broker non-votes. Such broker non-votes will have no effect on the results of the vote on this matter.
The proxies will be voted in favor of the above nominees unless a contrary specification is made in your proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.
The proposal for the election of directors relates solely to the election of directors nominated by our board of directors.

The board of directors recommends voting ‘FOR’ the election of Robert Michael Dudley, Thomas A. Fitzgerald, Philippe P. Calais, PhD, Erik Manting, PhD, and Magda Marquet, PhD, as directors to serve for a one-year term ending at the annual meeting of stockholders to be held in 2023.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.
There are no material legal proceedings to which any of our directors is a party adverse to us or in which any such person has a material interest adverse to us or our subsidiaries.
Executive Officers
The following table identifies our executive officers and sets forth their current positions at TransCode and their ages as of May 2, 2022. Their biographies are set forth above.
Name	Position Held with TransCode	Officer Since	Age
Robert Michael Dudley	President, Chief Executive Officer and Director	2016	72
Thomas A. Fitzgerald	Vice President, Chief Financial Officer and Director	2018	71

Significant Employees and Advisor
The following table identifies our significant employees and advisor and sets forth their current positions at TransCode and their ages as of May 2, 2022.
Name	Position Held with TransCode	Position Since	Age
Zdravka Medarova, PhD	Co-Founder and Chief Technology Officer	2021	48
Qiyong Peter Liu, PhD	Vice President of Research and Development and Chief Scientist	2020	58
Anna Moore, PhD	Co-Founder, Scientific Advisor	2016	60
Zdravka Medarova, PhD, has served as scientific co-founder and a member of the advisory board of TransCode since January 2016 and is the company’s chief technology officer. Dr. Medarova served on the faculty of Harvard Medical School as an associate professor of radiology from April 2016 until September 2021 and as an assistant in neuroimaging at the Athinoula A. Martinos Center for Biomedical Imaging at Massachusetts General Hospital from June 2007 until September 2021. Dr. Medarova is a geneticist/cancer biologist by training. Dr. Medarova is internationally recognized for her work on noncoding RNA for cancer therapy. She is one of the first to describe the design and application of nanoparticles as carriers of siRNA to tumors. Since then, her research has focused on developing nanotechnology and imaging tools to better understand cancer initiation and progression and applying this knowledge to design clinically relevant therapeutic and diagnostic agents against cancer. Dr. Medarova obtained a Bachelor of Arts in pre-medicine from the University of Southern Maine in September 1998 and a PhD in genetics from the University of New Hampshire in December 2002.
Qiyong Peter Liu, PhD, has served as our chief scientist since May 2020, beginning part-time and substantially full-time since November 2020. Dr. Liu earned his doctoral degree in organic chemistry at Brown University and has over 20 years of R&D and leadership experience in the biopharma industry. He has in-depth knowledge and expertise in bioconjugation chemistry, nucleic acid chemistry, and blood product development. His scientific achievements include the co-discovery and development of novel enzymes for the production of universal red blood cells. He has co-invented over 20 U.S. patents and applications on novel enzymes, xenotransplantation, platelet, plasma, and universal red blood cells. From October 2000 until October 2020, Dr. Liu was employed in various scientific positions at Velico Medical, Inc. His postdoctoral training was at Harvard University in the Department of Molecular and Cellular Biology focusing on biochemistry and molecular biology.
Anna Moore, PhD, has served as our co-founder and scientific advisor since January 2016. Dr. Moore has served as a professor of radiology and physiology; director, precision health program and assistant dean, College of Human Medicine at Michigan State University since January 1, 2018. Prior to joining Michigan State University, Dr. Moore was professor of radiology at Harvard Medical School from September 1991 to December 2017 and the director of the Molecular Imaging Laboratory at the Athinoula A. Martinos Center for Biomedical Imaging at Massachusetts General Hospital from September 1991 to December 2017. She is a past member of the Board of Trustees of the World Molecular Imaging Society (“WMIS”) and a past member of the Executive Committee of WMIS. She has served as the regional (U.S.) editor for Molecular Imaging and Biology, the official journal of WMIS, since July 2015. Dr. Moore holds a PhD in bioorganic chemistry from the Russian Academy of Sciences, Moscow, Russia.
The principal occupation and employment during the past five years of each of our executive officers, significant employees and advisor was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he or she was or is to be selected as an executive officer.
There are no material legal proceedings to which any of our executive officers is a party adverse to us or in which any such person has a material interest adverse to us or our subsidiaries.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF
WITHUMSMITH+BROWN, PC AS TRANSCODE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022
TransCode’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of WithumSmith+Brown, PC as TransCode’s independent registered public accounting firm for the fiscal year ending December 31, 2022. WithumSmith+Brown, PC has served as TransCode’s independent registered public accounting firm since 2020.
The audit committee is solely responsible for selecting TransCode’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint WithumSmith+Brown, PC as TransCode’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of WithumSmith+Brown, PC to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain WithumSmith+Brown, PC. If the selection of WithumSmith+Brown, PC is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of TransCode and its stockholders.
A representative of WithumSmith+Brown, PC is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
We incurred the following fees from WithumSmith+Brown, PC for the audit of our financial statements and for other services provided during the fiscal years ended December 31, 2021 and 2020.
Fee Category	Fiscal Year 2021 ($)	Fiscal Year 2020 ($)
Audit fees(1)	$121,025	$55,620
Audit-related fees(2)	$74,433	—
Tax fees(3)	$2,318	$15,450
All other fees(4)	—	—
Total Fees	$197,776	$71,070

(1)
Audit fees consist of fees for the audit of our annual financial statements, and the review of our interim financial statements included in our Registration Statement on Form S-1.

(2)
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of audits or reviews of our financial statements, and which are not included under “Audit fees” above. Audit-related fees include fees related to our IPO in July 2021, including comfort letters and consents.

(3)
Tax fees consist of fees for tax compliance.

(4)
There were no other fees for fiscal years 2021 and 2020.

Audit Committee Pre-approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During fiscal years 2021 and 2020, no services were provided to us by WithumSmith+Brown, PC other than in accordance with the pre-approval policies and procedures described above.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of a majority of the votes cast FOR this proposal is required to ratify the appointment of our independent registered public accounting firm. Votes that are withheld will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by that firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

The board of directors recommends voting ‘FOR’ Proposal No. 2 to ratify the appointment of WithumSmith+Brown, PC as TransCode’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

CORPORATE GOVERNANCE
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors and as set forth in the Director Guidelines, and for recommending such persons to be nominated for election as directors except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our other directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:
•
Nominees should demonstrate high standards of personal and professional ethics and integrity.

•
Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•
Nominees should have skills that are complementary to those of the existing board of directors.

•
Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.

•
Nominees should have an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals must be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the one-year anniversary of the date of the preceding year’s annual meeting. Such proposals should include (i) appropriate biographical and background material sufficient to allow the nominating and corporate governance committee to properly evaluate the potential director candidate, (ii) the number of shares of our stock beneficially owned by the stockholder proposing the candidate, and (iii) any other information as required by our bylaws. Stockholder proposals should be addressed to TransCode Therapeutics, Inc., 6 Liberty Square, #2382 Boston, MA 02109, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as other potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.
Director Independence
Applicable Nasdaq Stock Market LLC, or Nasdaq, rules require that, within one year of listing, a majority of a listed company’s board of directors comprise independent directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Our board of directors has determined that all members of the board of directors, except Robert Michael Dudley and Thomas A. Fitzgerald, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Messrs. Dudley and Fitzgerald are not independent directors under these rules because they are executive officers of the Company.
Board Diversity
Although the board does not have a formal policy regarding diversity and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the board, the nominating and corporate governance committee and the full board are committed to creating a board of directors with diversity, including diversity of expertise, experience, background, race, ethnicity and gender, and are committed to identifying, recruiting and advancing candidates offering such diversity in future searches. The nominating and corporate governance committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the board. Nominees are not discriminated against based on race, color, religion, sex, ancestry, national origin, sexual orientation, disability or any other basis prescribed by law. The nominating and corporate governance committee assesses the effectiveness of this approach as part of its review of the board’s composition as well as in the course of the board’s and nominating and corporate governance committee’s self-evaluation.
The following Board Diversity Matrix presents our board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. As we pursue future director recruitment efforts, our nominating and corporate governance committee will continue to seek out candidates who can contribute to the diversity of views and perspectives of the board in accordance with the committee’s Policies and Procedures for Director Candidates. This includes seeking out individuals of diverse ethnicities, a balance in terms of gender, and individuals with diverse perspectives informed by other personal and professional experiences.

Board Diversity Matrix (As of May 2, 2022)

Board Size:
Total Number of Directors	5
Gender Identity	Female	Male	Non-Binary	Decline to Disclose
Number of Directors based on gender identity	1	4	—	—
Part II: Demographic Background	Female	Male	Non-Binary	Decline to Disclose
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	1	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
Board Committees
Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Each such committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, and nominating and corporate governance committee is posted on the corporate governance section of our website, https://ir.transcodetherapeutics.com/corporate-governance/documents-and-charters.
The table below shows current membership for each of the standing committees of our board of directors.
Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Philippe Calais*	Philippe Calais	Erik Manting*
Erik Manting	Erik Manting	Magda Marquet
Magda Marquet	Magda Marquet*

*
Denotes committee chair.

Audit Committee
Philippe Calais, Erik Manting and Magda Marquet serve on the audit committee, which is chaired by Philippe Calais. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Philippe Calais as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2021, the audit committee met two times. The audit committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•
pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•
reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting and enterprise-wide risk management;

•
establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•
recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•
preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•
reviewing all related-person transactions for potential conflict of interest situations and approving all such transactions; and

•
reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
Compensation Committee
Magda Marquet, Erik Manting and Philippe Calais serve on the compensation committee, which is chaired by Magda Marquet. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. During the fiscal year ended December 31, 2021, the compensation committee met one time. The compensation committee’s responsibilities include:
•
annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation (i) reviewing and determining the cash compensation of our Chief Executive Officer and (ii) reviewing and approving grants and awards to our Chief Executive Officer under equity-based plans;

•
reviewing and approving the compensation of our other executive officers;

•
reviewing and establishing our overall management compensation, philosophy and policy;

•
overseeing and administering our compensation and similar plans;

•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•
reviewing and approving our policies and procedures for the grant of equity-based awards;

•
reviewing and recommending to the board of directors the compensation of our directors;

•
preparing our compensation committee report if and when required by SEC rules;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement; and

•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee
Erik Manting and Magda Marquet serve on the nominating and corporate governance committee, which is chaired by Erik Manting. Our board of directors has determined that each of Dr. Marquet and Dr. Manting is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2021, the nominating and corporate governance committee did not hold any meetings. The nominating and corporate governance committee’s responsibilities include:
•
developing and recommending to the board of directors criteria for board and committee membership;

•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•
reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•
identifying individuals qualified to become members of the board of directors;

•
recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•
developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and

•
overseeing the evaluation of our board of directors and management.

The nominating and corporate governance committee considers candidates for board of director membership suggested by its members and our chief executive officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”
Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.
Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems helpful. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems appropriate. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Board and Committee Meetings Attendance
The full board of directors met seven times during 2021. During 2021, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).
Director Attendance at Annual Meeting of Stockholders
Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting, however directors are encouraged to attend the annual meeting of stockholders to the extent practicable.
Policy on Trading, Pledging and Hedging of Company Stock
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the underlying loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in our securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers, directors and employees. Our insider trading policy expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website located at https://ir.transcodetherapeutics.com/corporate-governance/documents-and-charters. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.
Board Leadership Structure and Board’s Role in Risk Oversight
Currently, the role of chairperson of the board of directors is separated from the role of chief executive officer, and we plan to keep these roles separate. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairperson of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairperson, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairperson and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
Communication with the Directors of TransCode Therapeutics
Any interested party with concerns about our company may report such concerns to the board of directors or the chairperson of our board of directors and nominating and corporate governance committee by submitting a written communication to the attention of such director at the following address:
c/o TransCode Therapeutics, Inc.
6 Liberty Square, #2382
Boston, MA 02109
United States of America
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.
A copy of any such written communication may also be forwarded to TransCode’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with TransCode’s legal counsel, with independent advisors, with non-management directors, or with TransCode’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment and applying his or her own discretion.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by TransCode regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. TransCode has also established a toll-free telephone number for the reporting of such activity, which is (877) 900-1403.
Director Compensation
The table below shows all compensation earned by or paid to our non-employee directors during the year ended December 31, 2021. Robert Michael Dudley, our Chief Executive Officer, and Thomas A. Fitzgerald, our Chief Financial Officer, do not receive any compensation for their services as directors and, consequently, are not included in this table. The compensation received by Mr. Dudley and Mr. Fitzgerald during 2021 is set forth in the section of this Proxy Statement captioned “Executive Compensation —  Summary Compensation Table.”
The following table presents the total compensation for each person who served as a non-employee member of our board of directors and received compensation for such service during 2021. Other than as set forth in the table below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2021.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	All Other Compensation($)	Total($)
Philippe P. Calais, PhD	52,500	—	—	52,500
Erik Manting, PhD	30,250	—	—	30,250
Magda Marquet, PhD	31,250	109,525	—	140,775

(1)
The amounts reported in the “Option Awards” columns above represent the aggregate grant date fair value of the stock options granted during 2021 as computed in accordance with FASB ASC Topic 718, not including any estimates of forfeitures related to service-based vesting conditions. See Note 12 of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K filed with the SEC on March 31, 2022 for a discussion of assumptions made by the Company in determining the aggregate grant date fair value of our option awards.

(2)
As of December 31, 2021, the non-employee directors held the following number of shares underlying outstanding stock options: Dr. Calais held 36,393; Dr. Manting held 36,393; and Dr. Marquet held 36,393.

Non-Employee Director Compensation Policy
We adopted a non-employee director compensation policy, which became effective upon the completion of our initial public offering, or IPO. The policy is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors.
Under our non-employee director compensation policy, each director who is not an employee is paid cash compensation from and after the completion of the IPO, as set forth below. Annual cash retainers are paid in quarterly installments in advance and are pro-rated for any partial calendar quarter of service.
Annual Retainer
Board of Directors:
Members	$40,000
Additional retainer for non-executive chair	$40,000
Audit Committee:
Members (other than chair)	$7,500
Retainer for chair	$15,000
Compensation Committee:
Members (other than chair)	$5,000
Retainer for chair	$10,000
Nominating and Corporate Governance Committee:
Members (other than chair)	$5,000
Retainer for chair	$8,000
In addition, the non-employee director compensation policy provides that, upon initial election to our board of directors, each non-employee director will be granted an equity award in the form of a non-qualified stock option to purchase 19,000 shares of common stock, or the Initial Grant. The Initial Grant vests in equal installments on the first, second and third anniversaries of the grant date, subject to continued service as a director through the applicable vesting date. Furthermore, on the date of each annual meeting of stockholders, beginning in 2022, each non-employee director who continues as a non-employee director following such meeting is granted an annual equity award in the form of a non-qualified stock option to purchase 9,500 shares of common stock, or the Annual Grant. The Annual Grant vests in full on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to continued service as a director through the applicable vesting date.
We reimburse all reasonable out-of-pocket expenses incurred by non-employee directors in attending meetings of the board of directors and committees.
Executive Compensation
Our named executive officers for the fiscal year ended December 31, 2021 are:
•
Robert Michael Dudley, our Chief Executive Officer; and

•
Thomas A. Fitzgerald, our Vice President and Chief Financial Officer.

Summary Compensation Table
The following table provides information regarding the total compensation for services rendered in all capacities that was earned by our named executive officers during the fiscal years indicated.
Name and principal position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Robert Michael Dudley Chief Executive Officer	2021	240,000	255,484	—	—	—	495,484
	2020	—	—	—	42,978	—	42,978
Thomas A. Fitzgerald Vice President and Chief Financial Officer	2021	180,000	137,613	—	—	—	317,613
	2020	—	—	—	15,386	—	15,386

(1)
Prior to our completion of our IPO in July 2021, our named executive officers did not receive cash compensation. Effective upon completion of our IPO, the annualized base salaries for each of Mr. Dudley and Mr. Fitzgerald were $480,000 and $360,000, respectively.

(2)
The amounts reported reflect annual bonuses for 2021 performance, which were paid in 2022, as well as a special bonus paid to each of Mr. Dudley and Mr. Fitzgerald following the IPO in the amount of $15,484 and $11,613, respectively.

(3)
The amounts reported represent the aggregate grant-date fair value of stock options awarded in 2020, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used in calculating the grant-date fair value are set forth in Note 12 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the named executive officer upon exercise of the options. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full.

Narrative to Summary Compensation Table
Our board and compensation committee review compensation annually for our executive officers. In setting executive base salaries and annual incentives and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our Company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, annual incentives, or long-term incentives.
Our compensation committee is responsible for reviewing and recommending to the Board the compensation for all of our executive officers. Our compensation committee and Board typically review and discuss management’s proposed compensation with the Chief Executive Officer for executive officers and employees other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee recommends the compensation for the executive officers to our Board for approval. Our Board discusses the compensation committee’s recommendation and ultimately approves the compensation of our executive officers.
Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In 2021, the compensation committee retained the services of Pay Governance, LLC (“Pay Governance”), as its external independent compensation consultant. During 2021, Pay Governance did not provide services to us other than the services to our compensation committee described herein. Our compensation committee performs an annual assessment of its compensation consultants’ independence to determine whether the consultants are independent. Based on its evaluation, the compensation committee determined that Pay Governance is independent and that its work has not raised any conflicts of interest.
Base Salary
We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our board of directors, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For 2021, prior to our completion of our IPO, our named executive officers did not receive cash compensation. Effective upon completion of our IPO, the annualized base salaries for each of Mr. Dudley and Mr. Fitzgerald were $480,000 and $360,000, respectively.
Bonuses
During fiscal year 2021, the named executive officers were eligible for incentive compensation opportunities based upon achievement of both corporate and individual goals determined by the Board. Each named executive officer may earn more or less than the target amount based on our Company’s and his individual performance. For 2021, Mr. Dudley’s target bonus was 50% of his annualized base salary, and Mr. Fitzgerald’s target bonus was 35% of his annualized base salary. For 2021, based upon achievement of corporate and individual performance, the Board determined that bonuses were earned at 100% of target levels. In addition to their annual performance bonuses, the Board approved the payment of a special bonus in 2021 to each of Mr. Dudley and Mr. Fitzgerald in recognition of their work on the IPO in the amounts of $15,484 and $11,613, respectively.
Equity Compensation
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors and Compensation Committee periodically review the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time.
Employee Benefits.
All of our full-time employees, including our executive officers, are eligible to participate in certain medical, disability and life insurance benefit programs offered by us. We pay the premiums for term life insurance and short and long-term disability for all of our employees, including our executive officers. We also provide all employees, including executive officers, paid time off benefits including, vacation, sick time and holidays. We do not sponsor any qualified or non-qualified defined benefit plans for any of our employees or executives.
In the future, we may establish a defined contribution retirement plan, such as a 401(k) plan.
Rule 10b5-1 Sales Plans
Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in some circumstances. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Executive Employment Agreements
We have entered into written employment agreements with our named executive officers, each of whom has also executed our standard form of confidential information and invention assignment agreement. The employment agreements became effective upon our receipt of the proceeds from the IPO. The term of each agreement is for three years with automatic renewal for additional 12 month periods on each anniversary of the agreement unless terminated by either party as provided in the agreement. Pursuant to the employment agreements, in the event that the named executive officer’s employment is terminated by the Company without “cause” or the named executive officer resigns for “good reason,” as each such term is defined in the applicable employment agreement, subject to the named executive officer’s execution and non-revocation of a separation agreement, including a general release of claims, the named executive officer shall be entitled to a lump sum payment equal to the sum of (i) 18 months of the executive’s base salary and (ii) an amount equal to the greater of the incentive compensation paid to the executive in the year prior to the year of termination or 1.5 times the executive’s target bonus. If the named executive officer breaches any of the provisions of the confidential information and invention assignment agreement, all payments of the severance amount shall immediately cease. In addition, if the named executive officer’s employment is terminated by the Company without cause or the named executive officer resigns for good reason, the Company shall pay the premiums for the executive’s health, medical and dental insurance, including those incurred under COBRA, for a period of 12 months. In lieu of the severance payments and benefits set forth above, if the named executive officer’s employment is terminated by the Company without cause or the named executive officer resigns for good reason and such termination or resignation occurs within three months prior to or 18 months following a “change in control,” as defined in the applicable employment agreement, absent the Company obtaining an agreement from any successor to assume the employment agreement (which assumption shall be subject to the executive’s consent) and subject to the executive’s execution of a separation agreement, including a general release of claims, the named executive officer shall be entitled to:
•
a lump sum payment equal to the sum of 24 months of the executive’s base salary plus the amount of bonus for which the executive would have been eligible during a 24-month period following the date of termination;

•
vesting in full of any unvested equity awards or other unvested equity interests held by the executive that are outstanding on the date of termination; and

•
reimbursement by the Company for any expenses incurred by the executive for the executive’s health, medical and dental insurance, including those incurred under COBRA, for 24 months following termination.

Outstanding Equity Awards at 2021 Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2021:
		Option Awards				Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Robert Michael Dudley	1/1/2020	544,888	272,964(1)	0.09	6/18/2025	—	—
Thomas A. Fitzgerald	1/1/2020	161,744	80,878(1)	0.08	6/18/2030	—	—

(1)
Of the shares subject to this stock option, 33% vested as of the first anniversary of the vesting commencement date and the remainder vest in 24 equal monthly installments on the last day of each month beginning with the month of the first anniversary of the vesting commencement date, subject to the named executive officer's continued service with us through the applicable vesting date.

Compensation Risk Assessment
We believe that, although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.
Additional Narrative Disclosure
Health and Welfare Benefits.   All of our full-time employees, including our executive officers, are eligible to participate in certain medical, disability and life insurance benefit programs offered by us. We pay the premiums for term life insurance and short and long-term disability for all of our employees, including our executive officers. We also provide all employees, including executive officers, paid time off benefits including, vacation, sick time and holidays. We do not sponsor any qualified or non-qualified defined benefit plans for any of our employees or executives. In the future, we may establish a defined contribution retirement plan such as a 401k plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Transactions
Other than the compensation agreements and other arrangements described in this proxy statement under “Executive Compensation” and “Director Compensation,” and the transactions described below, since January 1, 2020, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2021 and 2020) and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
Employment and Consulting Arrangements
We have entered into employment agreements with our executive officers. For more information regarding the agreements with our named executive officers, see “Executive Compensation —  Employment Agreements.”
Expenses Incurred by Related Parties
Between inception and mid-2018, our major stockholders and co-founders funded certain expenses of the Company. The aggregate amount of these expenses, $35,525, was reimbursed during the fiscal year ended December 31, 2021.
Indemnification Agreements
We have entered into agreements to indemnify our directors and executive officers. These agreements will, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on our behalf or in that person’s status as our executive officer or a member of our board of directors to the maximum extent allowed under Delaware law.
Policies and Procedures for Related Party Transactions
Our board of directors reviews and approves transactions with directors, officers and holders of 5% or more of our voting securities and their affiliates, each a related party.
Prior to our IPO, the material facts as to a related party’s relationship or interest in a transaction were disclosed to our board of directors prior to their consideration of such transaction. The transaction was not considered approved by our board of directors unless a majority of the directors who were not interested in the transaction approved the transaction. Further, when our stockholders were entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction were disclosed to our stockholders, whose approval of the transaction in good faith was needed.
In connection with our public offering, we adopted a written related party transactions policy that provides that such transactions must be approved by our audit committee. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

PRINCIPAL STOCKHOLDERS
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 15, 2022, by:
•
each of our directors;

•
each of our named executive officers;

•
all of our directors and executive officers as a group; and

•
each person, or group of affiliated persons, who is known by us to beneficially owner of greater than 5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 12,977,234 shares of our common stock outstanding as of April 15, 2022.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 15, 2022, are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person, but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of TransCode Therapeutics, Inc., 6 Liberty Square, #2382, Boston, MA 02109.
Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater-than-5% Stockholders
Zdravka Medarova, PhD, Chief Technology Officer(1)	1,626,079	12.5%
Anna Moore, PhD, Co-Founder, Advisor(2)	1,589,433	12.2%
AIGH Capital Management, LLC(3)	1,289,000	9.9%
Named Executive Officers and Directors
Robert Michael Dudley, Chief Executive Officer, President, and Director(4)	1,502,737	11.0%
Thomas A. Fitzgerald, Vice President, Chief Financial Officer(5)	322,820	2.5%
Philippe Calais, PhD, Director(6)	145,573	1.1%
Erik Manting, PhD, Director(7)	18,196	0.1%
Magda Marquet, PhD, Director(8)	17,185	0.1%
All executive officers and directors as a group (5 persons)	2,006,510	14.8%

(1)
Consists of (i) 1,552,787 shares of common stock and (ii) 73,292 shares of common stock underlying options exercisable within 60 days of April 15, 2022.

(2)
Consists of (i) 1,552,787 shares of common stock and (ii) 36,646 shares of common stock underlying options exercisable within 60 days of April 15, 2022.

(3)
Beneficial ownership is based on ownership as set forth in the Schedule 13G/A filed jointly by the following reporting persons on February 11, 2022, pursuant to Section 13 of the Securities Exchange Act of 1934, as amended:

(i)
AIGH Capital Management, LLC, a Maryland limited liability company (“AIGH LP”), as an Advisor or Sub-Advisor with respect to shares of common stock held by AIGH Investment Partners, L.P. and WVP Emerging Manger (sic) Onshore Fund, LLC;

(ii)
AIGH Investment Partners, LLC, a Delaware limited liability company, (“AIGH LLC”) with respect to shares of common stock directly held by it;

(iii)
Mr. Orin Hirschman (“Mr. Hirschman”), who is the Managing Member of AIGH Capital Management, LLC and president of AIGH LLC, with respect to shares of common stock indirectly held by AIGH LP and directly by AIGH LLC and Mr. Hirschman and his family.

The foregoing reporting persons reported sole voting power and sole dispositive power over 1,289,000 shares of common stock. The address for each of the foregoing reporting persons is 6006 Berkeley Avenue, Baltimore, MD 21209.
(4)
Consists of (i) 843,114 shares of common stock and (ii) 659,623 shares of common stock underlying options exercisable within 60 days of April 15, 2022.

(5)
Consists of (i) 127,377 shares of common stock and (ii) 195,443 shares of common stock underlying options exercisable within 60 days of April 15, 2022.

(6)
Consists of (i) 127,377 shares of common stock and (ii) 18,196 shares of common stock underlying options exercisable within 60 days of April 15, 2022.

(7)
Consists of 18,196 shares of common stock underlying options exercisable within 60 days of April 15, 2022.

(8)
Consists of 17,185 shares of common stock underlying options exercisable within 60 days of April 15, 2022.

REPORT OF THE AUDIT COMMITTEE
The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of TransCode’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of TransCode’s independent registered public accounting firm, (3) the performance of TransCode’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.
Management is responsible for the preparation of TransCode’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of TransCode’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements of TransCode for the fiscal year ended December 31, 2021. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements of TransCode be included in TransCode’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933 except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS OF TRANSCODE THERAPEUTICS, INC.
Philippe Calais, Chairperson
Erik Manting
Magda Marquet
May 2, 2022

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Annual Report on Form 10-K and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to TransCode Therapeutics, Inc., 6 Liberty Square, #2382, Boston, MA 02109, Attention: Corporate Secretary, telephone: 857-837-3099. If you want to receive separate copies of the proxy statement or Annual Report on Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that we receive it no later than December 30, 2022. However, if the date of the 2023 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to TransCode Therapeutics, Inc., 6 Liberty Square, #2382, Boston, MA 02109, Attention: Corporate Secretary.
If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2023 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 22, 2023, and no later than March 24, 2023. Stockholder proposals and the required notice should be addressed to TransCode Therapeutics, Inc., 6 Liberty Square, #2382, Boston, MA 02109, Attention: Corporate Secretary.
OTHER MATTERS
Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of TransCode Therapeutics, Inc. to be Held on June 22, 2022:
This proxy statement and our 2021 Annual Report to Stockholders are available for viewing, printing and downloading at https://ir.transcodetherapeutics.com/annual-meeting. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to TransCode Therapeutics, Inc., 6 Liberty Square, #2382, Boston, MA 02109, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are also available on the SEC’s website at www.sec.gov.

* SPECIMEN *1 MAIN STREETANYWHERE PA 99999-9999 WAYS TO VOTE: VOTE ON INTERNETGo to http://www.vstocktransfer.com/proxyClick on Proxy Voter Login and log-on usingthe below control number.CONTROL #VOTE BY EMAILMark, sign and date your proxy card andreturn it to vote@vstocktransfer.comVOTE BY MAILMark, sign and date your proxy card andreturn it in the envelope we have provided.VOTE BY FAXMark, sign and date your proxy card andreturn it to 646-536-3179. Please Vote, Sign, Date and Return Promptly. All votes must be received by 11:59 p.m., Eastern Time, June 21, 2022.Annual Meeting of Stockholders Proxy Card - TransCode Therapeutics, Inc.DETACH PROXY CARD HERE TO VOTE BY MAILTHE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' ALL THE FOLLOWING PROPOSALS: (1) Election of Directors:WITHHOLD AUTHORITY TO VOTE FORALL NOMINEES LISTED BELOWFOR ALL NOMINEES LISTED BELOW(except as marked to the contrary below)INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR INDIVIDUAL NOMINEES, STRIKE A LINETHROUGH THOSE NOMINEES' NAMES BELOW:01 Robert Michael Dudley 02 Thomas A. Fitzgerald 03 Philippe P. Calais, PhD04 Erik Manting, PhD 05 Magda Marquet, PhD(2) To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal yearending December 31, 2022.VOTE FOR VOTE AGAINST ABSTAINDate Signature Second Signature, if held jointly________________ ______________ ________________ ________________________ ________________________Note: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign. When signing as executor, administrator,attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title assuch. If signer is a partnership, please sign in partnership name by an authorized person.Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponementthereof.To change the address on your account, please check the box at right and indicate your new address.Address:___________________________________________________* SPECIMEN * AC:ACCT9999 90.00

TRANSCODE THERAPEUTICS, INC.Annual Meeting of StockholdersJune 22, 2022 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETINGOF STOCKHOLDERS TO BE HELD ON JUNE 22, 2022This Notice, the Proxy Statement and our 2021 Annual Report are available online at:https://ir.transcodetherapeutics.com/annual-meetingTRANSCODE THERAPEUTICS, INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned, revoking all prior proxies, hereby appoints Robert Michael Dudley and Thomas A. Fitzgerald, with full power ofsubstitution, as proxy to represent and vote all ordinary shares of TransCode Therapeutics, Inc. (the “Company”) which theundersigned will be entitled to vote if personally present at the Annual Meeting of Stockholders (or any adjournment thereof)of the Company to be held on June 22, 2022, at 11:00 a.m., Eastern Time, upon matters set forth in the Proxy Statement, a copy ofwhich has been received by the undersigned. Each ordinary share is entitled to one vote.THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO DIRECTIONSARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE 'FOR' THE DIRECTOR NOMINEESLISTED IN PROPOSAL 1 AND 'FOR' PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TOVOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE.(Continued and to be signed on reverse side)